                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     USLIFE CORPORATION
.................................................................
       (Name of Registrant as Specified In Its Charter

.................................................................
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500  per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       .............................................................

    2) Aggregate number of securities to which transaction applies:

       .............................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    4) Proposed maximum aggregate value of transaction:

       .............................................................

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

       ..............................................................

    2) Form, Schedule or Registration Statement No.:

       ..............................................................

    3) Filing Party:

       ..............................................................

    4) Date Filed:

       ..............................................................

                                               Gordon E. Crosby, Jr.
   USLIFE CORPORATION                          Chairman of the Board

- --------------------------------------------------------------------------------
          125 Maiden Lane  New York  New York  10038 * 212 709 6000

April 11, 1995

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of USLIFE Corporation, to be held on Tuesday, May 16, 1995 at 10:30 A.M., at Pace University, Schimmel Center Auditorium, Spruce Street, New York, New York. Your Board of Directors looks forward to personally greeting those shareholders able to attend.

At the meeting, shareholders will be asked to elect nine directors and to ratify the appointment of the Corporation's independent auditor, KPMG Peat Marwick LLP.

It is important that your shares are represented and voted at the meeting. Whether or not you plan to attend the meeting, please take a moment now to sign, date and mail your proxy in the enclosed postage-paid envelope.

On behalf of your Board of Directors, thank you for your continued support.

Sincerely,





Gordon E. Crosby, Jr.

                                   125 Maiden Lane, New York, New York 10038
- --------------------------------------------------------------------------------
                NOTICE OF ANNUAL
                MEETING OF
                SHAREHOLDERS
                MAY 16, 1995

- --------------------------------------------------------------------------------

Notice is hereby given that the Annual Meeting of Shareholders of USLIFE Corporation ("Corporation") will be held at Pace University, Schimmel Center Auditorium, Spruce Street, New York, New York on Tuesday, May 16, 1995 at 10:30 A.M., local time, for the following purposes:

Item 1. To elect six Class II directors to hold office for a three-year term, two Class I directors to hold office for a two-year term and one Class III director to hold office for a one-year term; and

Item 2. To act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditor of the Corporation for the year 1995; and

Item 3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 31, 1995 will be entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed.

It is important that your shares are represented and voted at the meeting. Whether or not you plan to attend and regardless of the number of shares you own, you will help the Corporation to reduce the expense of additional solicitation by promptly signing, dating and mailing the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

                                           By order of the Board of Directors,


                                           Richard G. Hohn
                                           Senior Vice President--
                                           Investor Relations, Secretary &
                                           Counsel
New York, New York
April 11, 1995

       USLIFE CORPORATION            125 Maiden Lane, New York, New York 10038
- --------------------------------------------------------------------------------
                PROXY STATEMENT
                ANNUAL MEETING
                OF SHAREHOLDERS
                MAY 16, 1995

- --------------------------------------------------------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Directors of USLIFE Corporation of proxies to be voted at the Annual Meeting of Shareholders ("Annual Meeting") to be held on May 16, 1995, and at any and all adjournments thereof, for the purposes set forth in the Notice of Annual Meeting.

The proxy which accompanies this statement, even if executed and returned, may be revoked by the person executing it if it has not yet been exercised. To revoke a proxy, the shareholder must file with the Secretary of the Corporation either a written revocation or a duly executed proxy bearing a later date. Shareholders present at the meeting may revoke their proxies and vote in person. Shareholders entitled to vote may attend the meeting and vote whether or not they have submitted a signed proxy.

The principal executive office of USLIFE Corporation ("Corporation" or "USLIFE") is at 125 Maiden Lane, New York, New York 10038. The proxy statement and form of proxy were first sent to shareholders on or about April 11, 1995.

At the close of business on March 31, 1995, the record date established by the Board of Directors for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Corporation had outstanding 22,873,072 shares of Common Stock, par value $1 per share ("common stock"), 4,484 shares of $4.50 Series A Convertible Preferred Stock, par value $1 per share ("A Preferred Stock") and 1,868 shares of $5.00 Series B Convertible Preferred Stock, par value $1 per share ("B Preferred Stock"). Only shareholders whose names appear on the books of the Corporation at the close of business on the record date will be entitled to vote at the meeting. Each such shareholder is entitled to one vote for each share of common stock, A Preferred Stock and B Preferred Stock then held,

                                                                   2
- --------------------------------------------------------------------------------
without regard to class. Unless otherwise directed by the shareholder, all properly executed proxies received will be voted FOR the election of directors as stated in Proposal 1 and FOR the ratification of the appointment of KPMG Peat Marwick LLP as independent auditor as recommended in Proposal 2.

If a shareholder participates in the Corporation's Dividend Reinvestment Plan ("Dividend Plan") and holds shares in his or her own name in addition to the shares held in custody pursuant to the Dividend Plan, the shareholder's proxy to vote shares registered in his or her own name will serve as instructions on how to vote shares held in custody for the shareholder pursuant to the Dividend Plan. If a shareholder does not send any proxy to vote the shares registered in his or her own name, shares held for the shareholder's account in the Dividend Plan will not be voted. Participants in the Corporation's Monthly Investment Plan and Employee Savings and Investment Plan are entitled to vote shares held for their accounts by the agent or trustee of each such plan.

SECURITY OWNERSHIP OF MANAGEMENT

Directors and officers as a group beneficially owned 1,480,338 shares or 6.47% of USLIFE common stock and USLIFE preferred stock on March 31, 1995. This number includes options to purchase 496,548 shares currently exercisable or exercisable within 60 days. This number also includes 178,446 shares of common stock granted under the Corporation's Restricted Stock Plan, which shares have not vested under the terms of the Plan as of March 31, 1995. No director, officer or nominee has the right to acquire beneficial ownership of USLIFE stock except as described in the Summary Compensation Table, the Aggregated Option/SAR Exercises Table and the section below entitled "Directors' Compensation".

The following table sets forth information relating to any class of USLIFE's voting securities beneficially owned by the Chief Executive Officer, each of the four most highly compensated executive officers of the Corporation and all directors and nominees as of March 31, 1995.

        3
- --------------------------------------------------------------------------------

                                                        AMOUNT
                                                        AND
                                                        NATURE
                                                        OF
TITLE OF               NAME OF                          BENEFICIAL  PERCENT
CLASS                  BENEFICIAL OWNER                 OWNERSHIP*  OF CLASS**
Common Stock           Gordon E. Crosby, Jr.            489,037 (1) 2.14%
                       Chairman of the Board
                       and Chairman of the
                       Executive Committee
                       William A. Simpson                61,422 (2)
                       President and Chief
                       Executive Officer
                       and Director
                       Greer F. Henderson               227,866 (3) 1.00%
                       Vice Chairman and
                       Chief Financial Officer
                       Richard J. Chouinard             137,480 (4)
                       Chief Investment Officer
                       Christopher S. Ruisi              83,580 (5)
                       Vice Chairman and Chief
                       Administrative Officer
                       Kenneth Black, Jr.                 4,055 (6)
                       Director
                       William J. Catacosinos             2,221 (7)
                       Director
                       Austin L. D'Alton                  5,027 (8)
                       Director
                       Charles A. Davis                   2,560 (9)
                       Director
                       John R. Galvin                        --
                       Director
                       Robert E. Grant                    1,000 (10)
                       Director
                       Thomas H. Lenagh                   3,815 (11)
                       Director
                       Robert H. Osborne                     --
                       Director

(footnotes on following page)

                                                                   4
- --------------------------------------------------------------------------------

                                                        AMOUNT
                                                        AND
                                                        NATURE
                                                        OF
TITLE OF               NAME OF                          BENEFICIAL  PERCENT
CLASS                  BENEFICIAL OWNER                 OWNERSHIP*  OF CLASS**
Common Stock           Eben W. Pyne                       4,721 (12)
                       Director
                       John W. Riehm                      7,381 (13)
                       Director
                       Franklin R. Saul                   4,430 (14)
                       Director
                       Robert L. Shafer                   3,811 (15)
                       Director
                       William G. Sharwell                5,265 (16)
                       Director
                       Beryl W. Sprinkel                  3,868 (17)
                       Director
                       Pinkney C. Walker                 13,074 (18)
                       Director

- ---------------

 * Unless otherwise indicated, each executive officer and director has direct ownership of, and sole voting and investment power with respect to, the shares indicated.

 ** With the exception of Messrs. Crosby and Henderson, no percentages of share ownership are indicated since the number of shares owned by individual executive officers and directors constitutes less than 1% of the class outstanding.

 (1) Mr. Crosby's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's stock option plans to purchase 146,324 shares. Also included are 53,382 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 15,218 shares held as of February 28, 1995 pursuant to the Corporation's Employee Savings and Investment Plan, 267,320 shares held by the Gordon E. Crosby, Jr. Trust of which Mr. Crosby is a trustee and 3,260 shares held by Mr. Crosby's wife, as to which shares he disclaims beneficial ownership.

 (2) Mr. Simpson's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's stock option plans to purchase 19,135 shares. Also included are 2,067 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 1,274 shares held as of February 28, 1995 pursuant to the Corporation's Employee
                                         (footnotes continued on following page)

        5
- --------------------------------------------------------------------------------
     Savings and Investment Plan, and 38,535 shares held by the Simpson Family Trust of which Mr. Simpson is a trustee.

 (3) Mr. Henderson's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's stock option plans to purchase 115,250 shares. Also included are 33,500 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 15,682 shares held as of February 28, 1995 pursuant to the Corporation's Employee Savings and Investment Plan, and 2,500 shares held by Mr. Henderson's daughter, as to which shares he disclaims beneficial ownership.

 (4) Mr. Chouinard's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's stock option plans to purchase 32,093 shares. Also included are 32,000 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 3,366 shares held as of February 28, 1995 pursuant to the Corporation's Employee Savings and Investment Plan.

 (5) Mr. Ruisi's share holdings include options currently exercisable or exercisable within 60 days under the Corporation's stock option plans to purchase 27,857 shares. Also included are 25,611 shares awarded pursuant to the USLIFE Restricted Stock Plan which have not yet vested pursuant to the terms of the Plan. Also included are 2,912 shares held as of February 28, 1995 pursuant to the Corporation's Employee Savings and Investment Plan, and 1,280 shares held by Mr. Ruisi as custodian for his minor children, as to which shares he disclaims beneficial ownership.

 (6) Dr. Black's share holdings include 859 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

 (7) Dr. Catacosinos' share holdings include 221 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

 (8) Mr. D'Alton's share holdings include 252 shares held by his wife, as to which shares he disclaims beneficial ownership, and 974 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

                                         (footnotes continued on following page)

                                                                   6
- --------------------------------------------------------------------------------

 (9) Mr. Davis' share holdings include 560 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

(10) Mr. Grant's share holdings include 200 shares held by his wife, as to which shares he disclaims beneficial ownership.

(11) Mr. Lenagh's share holdings include 244 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

(12) Mr. Pyne's share holdings include options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

(13) Mr. Riehm's share holdings include options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

(14) Mr. Saul's share holdings include 1,625 shares held by his wife, as to which shares he disclaims beneficial ownership. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

(15) Mr. Shafer's share holdings include 244 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

(16) Dr. Sharwell's share holdings include 1,926 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

(17) Dr. Sprinkel's share holdings include 1,103 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

(18) Dr. Walker's share holdings include 1,546 stock units which were credited pursuant to the Directors' Deferred Compensation Plan and which do not confer any voting rights, and 2,400 shares held by his wife, as to which shares he disclaims beneficial ownership. Also included are options exercisable within 60 days under the Corporation's Non-Employee Directors' Stock Option Plan to purchase 2,000 shares.

        7
- --------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

The following table sets forth information relating to persons who, to the best knowledge of USLIFE, are known to be the beneficial owners of more than 5% of any class of USLIFE's voting securities as of March 31, 1995, except that the securities holdings for J.P. Morgan & Co. Incorporated are as of December 30, 1994 and those for FMR Corp. are as of December 31, 1994.

                                                        AMOUNT AND
                                                        NATURE
TITLE OF               NAME AND ADDRESS                 OF BENEFICIAL        PERCENT
CLASS                  OF BENEFICIAL OWNER              OWNERSHIP*           OF CLASS
Common Stock           J.P. Morgan & Co. Incorporated   3,142,205 shares(1)  13.74%
                       60 Wall Street
                       New York, NY 10260
Common Stock           FMR Corp.                        1,687,914 shares(2)   7.38%
                       82 Devonshire Street
                       Boston, MA 02109-3614
Series A Convertible   Lorelle Shumway Parsons                518 shares     11.55%
  Preferred Stock      80 Saxton Avenue
                       Sayville, NY 11782-2603

- ---------------

  * Unless otherwise indicated, each beneficial owner, to the best knowledge of the Corporation, has direct ownership of, and sole voting and investment power with respect to, the shares indicated.

(1) J.P. Morgan & Co. Incorporated has sole voting power with respect to 1,911,215 of these shares and shares voting power with respect to 3,450 shares. It exercises sole investment power with respect to 3,138,755 of these shares, and shares investment power over the remaining 3,450 shares.

(2) FMR Corp. has sole voting power with respect to 76,353 of these shares. In addition, Edward C. Johnson 3rd, Chairman of the Board of FMR Corp., is listed as an additional reporting person in the Schedule 13G filed on February 10, 1995 in connection with FMR Corp.'s report of its holdings of USLIFE common stock.

USLIFE knows of no other person owning beneficially 5% or more of any class of its outstanding voting securities.

                                                                   8
- --------------------------------------------------------------------------------

ITEM 1: ELECTION OF DIRECTORS

The Corporation's Board of Directors is divided into three classes. At each Annual Meeting, one class is elected for a three-year term. Directors elected by the Board of Directors to fill vacancies between Annual Meetings serve on an unclassified basis until elected into a class by the shareholders at a subsequent Annual Meeting. The Corporation's Board of Directors currently has nineteen members, five of whom have been elected by the Board of Directors since the 1994 Annual Meeting to fill vacancies and are, therefore, unclassified.

Directors are elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election. Votes which are withheld from any nominee, as well as broker non-votes, will not be counted.

Three of the current Class II directors, all of whom were elected by the shareholders at the 1992 Annual Meeting, have been nominated for re-election to the Board of Directors of the Corporation at the 1995 Annual Meeting of Shareholders to hold office for three years or until their successors are elected and qualified. They are: Kenneth Black, Jr., Austin L. D'Alton and William A. Simpson. In addition, William J. Catacosinos and Charles A. Davis who were elected directors on May 17, 1994 by the Board of Directors, each to hold office until the 1995 Annual Meeting of Shareholders, have been nominated for election by the shareholders for the first time with Dr. Catacosinos nominated to be a Class I director to hold office for two years or until his successor is elected and qualified and Mr. Davis nominated to be a Class II director to hold office for three years or until his successor is elected and qualified. Further, John R. Galvin and Robert E. Grant who were elected directors on February 28, 1995 by the Board of Directors, each to hold office until the 1995 Annual Meeting of Shareholders, have been nominated for election by the shareholders for the first time as Class II directors, to hold office for three years or until their successors are elected and qualified; Robert H. Osborne who was elected a director on February 28, 1995 by the Board of Directors, to hold office until the 1995 Annual Meeting of Shareholders, has been nominated for election by the shareholders for the first time as a Class III director, to hold office for one year or until his successor is elected and qualified; and Gordon
E. Crosby, Jr. who was elected a Class III director by the shareholders at the 1993 Annual Meeting, to hold office until the 1996 Annual Meeting of Shareholders, has been nominated for election by the shareholders as a Class I director, to hold office for two years or until his successor is elected and qualified. Furthermore, Eben W. Pyne and Pinkney C. Walker, both Class II directors whose terms will expire on May 16, 1995, are ineligible to stand for

        9
- --------------------------------------------------------------------------------
re-election at the 1995 Annual Meeting due to their having reached age 75. At its February 28, 1995 meeting, the Board of Directors amended the Corporation's By-Laws to reduce the size of the Board of Directors from nineteen to seventeen members effective at the 1995 Annual Meeting when the terms of Mr. Pyne and Dr. Walker expire. Following election of the nine nominees, the Board will consist of two classes of six members each and one class of five members in accordance with the By-Law requirement that the classes of the Board of Directors be as nearly equal in number as the total number of directors constituting the entire Board permits. Votes pursuant to the accompanying proxy will be cast by the persons named therein for the election of the nominees named below and cannot be cast for a greater number of persons than the number of nominees named. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the Board of Directors reserves the right to substitute another nominee.

NOMINEES FOR DIRECTOR -- CLASS II -- TERM EXPIRING IN 1998

NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                          DIRECTOR
AND OTHER INFORMATION, AGE                                          SINCE
KENNETH BLACK, JR.                                                   11/30/73
Regents' Professor Emeritus of Insurance and Dean Emeritus,
College of Business Administration, Georgia State University,
Atlanta, GA; Vice Chairman, International Insurance Society,
Inc., Tuscaloosa, AL; Director, Haverty Furniture Companies,
Inc., Atlanta, GA, retail furniture stores; Director, SwissRe
Holding (N.A.), Inc., Swiss Reinsurance Company (N.A.), Inc.,
North American Reinsurance Corporation and North American
Reassurance Company, NY, NY, reinsurance; Director, Alexander and Alexander Services, Inc., insurance broker; Trustee, Scud-
der Variable Life Investment Fund, Boston, MA, investment
company. Former Director: Computone Systems, Inc., Atlanta, GA,
computer systems and services; Paul Manners & Associates, Inc.,
Atlanta, GA, management consultants; Cousins Properties, Inc.,
Atlanta, GA, real estate developers. Age 70. (1)

                                                                  10
- --------------------------------------------------------------------------------

NOMINEES FOR DIRECTOR -- CLASS II -- TERM EXPIRING IN 1998 (CONTINUED)

NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                          DIRECTOR
AND OTHER INFORMATION, AGE                                          SINCE
AUSTIN L. D'ALTON                                                     2/26/91
Retired Executive Vice President, Leland Distributing Co., St.
Louis, MO, Seiko watches. Formerly: Executive Vice President,
Renfield Corporation, NY, NY, liquor importer; Vice President,
Sheaffer Pen Co., Ft. Madison, IA, writing instruments;
Executive Vice President, the Marschalk Company, advertising agency, part of the Interpublic Group, NY, NY; Director, The
United States Life Insurance Company in the City of New York,
NY, NY, insurance. Age 68. (2)(3)

CHARLES A. DAVIS                                                      5/17/94
Senior Director, Goldman, Sachs & Co., NY, NY, investment
banking; Director and Member of the Executive Committee,
Lechters, Inc., Harrison, NJ, retailer of kitchenware; Director and Chairman of the Audit Committee, Media General, Inc.,
Richmond, VA, diversified communications company; Director,
Merchants Bancshares, Inc., Burlington, VT, retail bank;
Trustee: Charles and Marna Davis Foundation, NY, NY, private charitable foundation; Boys and Girls Club of Greenwich, CT.
Former partner, Goldman, Sachs & Co. Age 46. (1)

JOHN R. GALVIN                                                        2/28/95
Distinguished Policy Analyst, The Mershon Center, The Ohio State
University, Columbus, OH; Chairman of the American Council on
Germany; Member of the Board: the Atlantic Council; the Center
for Creative Leadership and the National Committee on United
States -- China Relations. Formerly: Four-Star General, U.S.
Army and Supreme Allied Commander, Europe, NATO: Brussels,
Belgium and Commander-in-Chief, United States European Command,
Stuttgart, Germany; U.S. Ambassador and Envoy to assist with peace negotiations in Bosnia; Olin Distinguished Professor of
National Security, United States Military Academy, West Point,
NY; Member of the Board of Trustees, Institute for Defense
Analyses; Consultant to several corporations, including Grumman
Aerospace and Thomson CSF. Age 65. (1)

        11
- --------------------------------------------------------------------------------

NOMINEES FOR DIRECTOR -- CLASS II -- TERM EXPIRING IN 1998 (CONTINUED)
NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                          DIRECTOR
AND OTHER INFORMATION, AGE                                          SINCE
ROBERT E. GRANT                                                       2/28/95
Retired Chairman of the Executive Committee and Former Director,
American Bakeries Company, Chicago, IL, wholesale baking com-
pany; Director, The Northland Company, St. Paul, MN, casualty insurance. Formerly: President, Grant Capital Management
Corporation, Providence, RI, venture capital; Group Vice
President, Textron, Inc., Providence, RI, diversified
manufacturer; Financial Vice President, Plough, Inc. (now
Schering-Plough, Inc.), Memphis, TN, pharmaceuticals
manufacturer. Former Director: The Outlet Company, Providence,
RI, retailer with broadcast properties; Pyle-National, Chicago,
IL, electronic parts company; Interstate United, Chicago, IL, food service company. Consultant to various companies, Lake
Placid, NY. Age 70. (2)

WILLIAM A. SIMPSON                                                    3/28/90
President and Chief Executive Officer, USLIFE Corporation; Vice
Chairman and Chief Executive Officer, All American Life
Insurance Company, Chicago, IL, insurance; Director: The United
States Life Insurance Company In the City of New York, NY, NY,
insurance; other USLIFE Corporation subsidiaries; Life Insurance
Marketing and Research Association, Hartford, CT. Formerly:
President and Chief Operating Officer -- Life Insurance
Division, USLIFE Corporation; President and Chief Executive
Officer, All American Life Insurance Company; President, Chief
Operating Officer and Director, Transamerica Occidental Life
Insurance Company, Los Angeles, CA, insurance. Age 56. (4)

                                                                  12
- --------------------------------------------------------------------------------

NOMINEES FOR DIRECTOR -- CLASS I -- TERM EXPIRING IN 1997

NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                          DIRECTOR
AND OTHER INFORMATION, AGE                                          SINCE

GORDON E. CROSBY, JR.                                                11/15/66
Chairman of the Board and Chairman of the Executive Committee,
USLIFE Corporation; Chairman of the Board, USLIFE Corporation
subsidiaries; Chairman of the Board, USLIFE Income Fund, Inc.,
NY, NY, diversified, closed-end management investment company;
Member: National Advisory Board, Chemical Banking Corporation,
NY, NY, commercial bank; Tax Data Base Subcommittee of the
Steering Committee on Federal Taxation, American Council of Life
Insurance, Washington, DC. Formerly, Chairman of the Board,
President and Chief Executive Officer, USLIFE Corporation.
Former Director: Thomas J. Lipton, Inc., Englewood Cliffs, NJ,
manufacturer of food products; The United Kingdom Fund, Inc.,
NY, NY, diversified, closed-end management investment company;
Health Insurance Association of America, Washington, DC;
American Council of Life Insurance, Washington, DC; Life Insur-
ance Council of New York, Inc., NY, NY. Age 74. (4)(5)

WILLIAM J. CATACOSINOS                                                5/17/94
Chairman of the Board and Chief Executive Officer, Long Island
Lighting Company, Hicksville, NY, public utility. Director:
Austin International Communications Corporation, Morganville,
NJ, public relations and crises management; Edison Electric
Institute, Washington, DC, electric utility company trade
association; German American Chamber of Commerce, NY, NY; Long
Island Association, Commack, NY, regional chamber of commerce;
Business Alliance for a New, New York Inc., NY, NY. Member:
Advisory Committee, Leadership Huntington, Huntington, NY,
non-profit civic program for existing and emerging leaders;
Engineering 2000 Industrial Advisory Board, Stony Brook, NY, ad-
vancement of SUNY College of Engineering. Former Director:
Ketema, Inc., Denver, CO, diversified manufacturer of
multi-industrial and commercial products; Utilities Mutual
Insurance Co., NY, NY, workers compensation insurance for
utility companies. Age 64. (2)

        13
- --------------------------------------------------------------------------------

NOMINEE FOR DIRECTOR -- CLASS III -- TERM EXPIRING IN 1996

NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                          DIRECTOR
AND OTHER INFORMATION, AGE                                          SINCE
ROBERT H. OSBORNE                                                     2/28/95
Retired President and Chief Executive Officer, Osborne, Post &
Kurtz, Inc., a division of Minet International Professional
Indemnity Group, NY, NY, professional liability insurance.
Formerly: Member of Minet London -- International Management
Committee; Senior Vice President, Minet Professional Indemnity
Corporation, London, England, professional liability insurance.
Age 63. (1)

                       THE BOARD OF DIRECTORS RECOMMENDS
                           A VOTE "FOR" ALL NOMINEES

DIRECTORS WITH TWO YEAR TERM REMAINING -- CLASS I -- TERM EXPIRING
IN 1997

NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                          DIRECTOR
AND OTHER INFORMATION, AGE                                          SINCE
JOHN W. RIEHM                                                        11/22/77
Chairman, R/G Ventures, Inc., Fort Lee, NJ, investments and
venture capital; Director, The United States Life Insurance
Company In the City of New York, NY, NY, insurance; Retired
Director, Unilever United States, Inc., NY, NY, manufacturer of consumer products; Retired Senior Vice President-Administration,
Secretary and Director, Thomas J. Lipton, Inc., Englewood
Cliffs, NJ, manufacturer of food products. Age 74. (1)(4)

                                                                  14
- --------------------------------------------------------------------------------

DIRECTORS WITH TWO YEAR TERM REMAINING -- CLASS I -- TERM EXPIRING
IN 1997 (CONTINUED)

NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                          DIRECTOR
AND OTHER INFORMATION, AGE                                          SINCE
CHRISTOPHER S. RUISI                                                 11/17/92
Vice Chairman and Chief Administrative Officer, USLIFE
Corporation; Senior Vice President-Administration and Director,
The United States Life Insurance Company In the City of New
York, NY, NY, insurance. Formerly, Senior Executive Vice
President-Administration, USLIFE Corporation. Age 45.

WILLIAM G. SHARWELL                                                   5/17/77
Director: American Biogenetic Sciences, Inc., Notre Dame, IN,
genetic engineering and biochemical research and development;
Equitable Capital Partners, L.P. and Equitable Capital Partners
(Retirement Fund) L.P., NY, NY, business development and
investments; The United States Life Insurance Company In the
City of New York, NY, NY, insurance. Formerly: President, Chief
Executive Officer and Trustee, Pace University, NY, NY; Senior
Vice President, American Telephone & Telegraph Co., NY, NY,
electronic communications. Age 74. (2)(4)

BERYL W. SPRINKEL                                                     1/24/89
Consulting economist. Former Chairman, Council of Economic
Advisers and Cabinet Member under President Ronald W. Reagan.
Currently: Member, Board of Senior Advisors, Novecon Corp.,
Washington, DC, business development and investments for Eastern and Central European countries; Consultant, Financial Investors,
Inc., NY, NY, registered investment adviser. Formerly: Under
Secretary of the Treasury for Monetary Affairs; Executive Vice
President and Economist, Harris Trust and Savings Bank, Chicago,
IL; Chairman, Economic Advisory Committee of the American
Bankers Association; Member of the Board of Directors, United
States Chamber of Commerce; Member of the Board of Economists,
Time Magazine; Consultant to various government agencies and congressional committees. Age 71. (2)

        15
- --------------------------------------------------------------------------------

DIRECTORS WITH ONE YEAR TERM REMAINING -- CLASS III -- TERM EXPIRING
IN 1996

NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                          DIRECTOR
AND OTHER INFORMATION, AGE                                          SINCE
GREER F. HENDERSON                                                    2/22/83
Vice Chairman and Chief Financial Officer, USLIFE Corporation;
Director: The United States Life Insurance Company In the City
of New York, NY, NY, insurance; other USLIFE Corporation
subsidiaries. Age 63.

THOMAS H. LENAGH                                                      3/18/75
Director: CML Group, Acton, MA, specialty retailer; Adams
Express, Baltimore, MD, closed-end investment company; Gintel
Funds, Greenwich, CT, mutual funds; ICN Pharmaceuticals, Costa
Mesa, CA, manufacturer of pharmaceuticals; Irvine Sensors, Costa
Mesa, CA, high technology; Clemente Global Fund, NY, NY,
closed-end fund; Franklin Quest, Salt Lake City, UT, time
management; V-Band Corp., Elmsford, NY, telecommunications
producer. Director Emeritus, SCI Systems, Huntsville, AL, high technology. Formerly: Chairman and Chief Executive Officer,
Greiner Engineering Corp., Irving, TX, engineering consultants;
Financial Adviser and Treasurer, The Ford Foundation, NY, NY,
non-profit institution; Financial Vice President, Aspen
Institute, NY, NY, independent educational organization. Age 76.
(1)(5)

FRANKLIN R. SAUL                                                     10/23/90
Director and Retired President, Emigrant Savings Bank, NY, NY,
savings bank; Former Director: The United States Life Insurance
Company In the City of New York, NY, NY, insurance; USLIFE
Income Fund, Inc., NY, NY, diversified closed-end management investment company. Treasurer and Chairman of the Investment
Committee, The Children's Aid Society, NY, NY. Age 65. (2)

                                                                  16
- --------------------------------------------------------------------------------

DIRECTORS WITH ONE YEAR TERM REMAINING -- CLASS III -- TERM EXPIRING
IN 1996 (CONTINUED)

NAME, PRINCIPAL OCCUPATION(S)
DURING THE PAST FIVE YEARS                                          DIRECTOR
AND OTHER INFORMATION, AGE                                          SINCE
ROBERT L. SHAFER                                                      3/24/87
Vice President-Public Affairs, Pfizer Inc, NY, NY, manufacturer of pharmaceuticals and chemicals; Director: Seligman Capital
Fund, Inc.; Seligman Cash Management Fund, Inc.; Seligman Common
Stock Fund, Inc.; Seligman Growth Fund, Inc.; Seligman Income
Fund, Inc.; Liberty Cash Management Fund, Inc.; Seligman
Communications and Information Fund, Inc.; Seligman Frontier
Fund, Inc.; Seligman Tax-Exempt Fund Series, Inc., open-end
investment companies; Tri-Continental Corporation, closed-end investment fund. Trustee: Seligman California Tax-Exempt Fund
Series; Seligman High Income Fund Series, open-end investment funds. Member, Nomination Committee and Executive Committee, The
Seligman Funds. Age 62. (2)(5)(4)

- ---------------

(1) Member of the Audit Committee.

(2) Member of the Executive Compensation and Nominating Committee.

(3) Mr. D'Alton purchased 71 shares of common stock during the 1992, 1993 and 1994 fiscal years through a plan for the automatic reinvestment of dividends on the shares held in his IRA but failed to timely file reports for each of the nine transactions as required by Section 16(a) of the Securities Exchange Act of 1934.

(4) Member of the Executive Committee.

(5) Committee Chairman.

BOARD OF DIRECTORS AND ITS COMMITTEES

During 1994, the Board of Directors met eight times at regularly scheduled meetings and once at a special meeting. The committees of the Board of Directors do not have regular meetings but meet as required. During 1994, the Executive Compensation and Nominating Committee met seven times, the Audit Committee met three times and the Executive Committee met once. No director during the last full fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served.

        17
- --------------------------------------------------------------------------------

AUDIT COMMITTEE

The Audit Committee, composed entirely of non-employee directors and operating under a charter adopted by the Board, recommends for approval by the Board and by the shareholders at the Annual Meeting, the firm to be retained by the Corporation and its subsidiaries as independent auditor; consults with the independent auditor and the Corporation's internal audit division regarding the plan and scope of the audit; consults with the independent auditor, the internal auditor and management regarding the adequacy of internal accounting procedures and controls; and reviews the results of the audit with the independent auditor and the internal auditor.

EXECUTIVE COMPENSATION AND NOMINATING COMMITTEE

The Executive Compensation and Nominating Committee, also composed entirely of non-employee directors, reviews, considers and recommends for approval by the Board, management's recommendations for the form and level of executive compensation for all officers of the Corporation and its subsidiaries whose annual salaries exceed $60,000. The Committee reviews, considers and recommends for approval all compensation plans in which officers of the Corporation and its subsidiaries are eligible to participate and provides salary and benefit guidance for all levels of management. The Committee also evaluates, reviews and recommends for approval by the Board all candidates to fill vacancies on the Board and for inclusion in the Corporation's proxy material and election to the Board by the shareholders of the Corporation at the Annual Meeting. The Committee will consider nominees recommended by shareholders. Section 13 of
Article I of the Corporation's By-Laws sets forth certain notice and biographical information requirements for all nominations by shareholders for the office of director.

EXECUTIVE COMMITTEE

The Executive Committee, composed of the Chairman of the Board, the President and Chief Executive Officer and non-employee directors, has the full authority of the Board of Directors to act on all matters between regularly scheduled Board meetings except as to certain matters of an extraordinary nature. The results of each Executive Committee meeting are reported to the full Board at the next regularly scheduled Board meeting.

DIRECTORS' COMPENSATION

Members of the Corporation's Board of Directors receive $750 for each Board meeting attended in addition to an annual retainer of $20,000, of which $5,000 is paid in shares of

                                                                  18
- --------------------------------------------------------------------------------
common stock. Committee members receive $750 for each committee meeting attended and committee chairmen receive $850 for each committee meeting attended.
Directors may elect to receive all or part of the cash portion of their compensation in shares of the Corporation's common stock. Pursuant to the Non-Employee Directors' Stock Option Plan which was approved by the shareholders at the May 17, 1994 Annual Meeting, each year non-employee directors are automatically granted options to purchase 2,000 shares of the Corporation's common stock at a purchase price equal to 100% of the stock's fair market value on the grant date. Only non-statutory options not entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986, as amended ("Code") may be granted under the Plan. The full purchase price must be paid in cash when an option is exercised. Options vest and become exercisable one year after the date of their grant and expire 10 years after such date. An option may not be transfered except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title
I of the Employee Retirement Income Security Act or the rules thereunder. All options contain special provisions limiting the time during which they may be exercised following the death of the optionee or termination of the optionee's service as a director under certain circumstances. Directors who are also officers of the Corporation or its subsidiaries serve on the Board and committees thereof without additional compensation.

The Corporation provides each non-employee director with Group Life, Accidental Death and Dismemberment and Business Travel Accident insurance. The coverage for each of these benefits is $50,000. The estimated average cost per director is $1,000 per year. Non-employee directors are also eligible to participate in the Corporation's Individual Discount Insurance Program, and the Corporation's Matching Gift Program, whereby the Corporation matches gifts by directors to educational institutions and certain charities of up to $1,000 per year.

Under the Corporation's Deferred Compensation Plan, adopted in 1979 and variously thereinafter amended, non-employee directors may elect to defer all or part of the payment of the cash portion of their annual compensation until termination of their services as directors. Deferred amounts currently accrue an interest equivalent calculated at the rate of 1.75% quarterly. Such rate is reviewed annually by the Board of Directors and is subject to change by a vote thereof. Participating directors may elect to receive distribution of deferred fees and accrued interest in one payment or in equal annual installments (not to exceed ten) after ceasing to be a director of the Corporation. The plan was amended effective May 18, 1993 to permit participating directors to defer receipt of the portion of their annual retainer payable in shares of the Corporation's common stock and again effective November 16, 1993 to permit such directors to defer receipt of all or part of their

        19
- --------------------------------------------------------------------------------
compensation which they elect to receive in shares of common stock as well as to permit them to irrevocably elect to have the interest otherwise credited to their deferred cash balances used to purchase units of said stock. In addition, the plan was amended effective February 28, 1995 to provide that payment of such distribution (either the first installment or the single payment and/or share distribution if so elected) is to be made on or about the first business day of the month following the month in which a director ceases to be a director of the Corporation with any subsequent installments to be paid on or about the first business day of each succeeding calendar year.

Amounts deferred under the plan, plus accumulated interest, together with all deferred shares of common stock shall be immediately payable to each participating director (or his beneficiary or estate, as the case may be) in a single lump sum in the event of certain circumstances involving a change in control of the Corporation ("Change in Control"). Change in Control means the occurrence of a transaction requiring the affirmative vote of the holders of at least 80% of the outstanding shares of capital stock of USLIFE regularly entitled to vote in the election of directors by reason of Article SEVENTH of the Corporation's Certificate of Incorporation (e.g., the merger or consolidation of USLIFE into another corporation or the sale or other disposition of substantially all of the assets of the Corporation to certain defined parties) or the acquisition by certain parties of more than 25% of the outstanding shares of capital stock of USLIFE if the Corporation has opposed such acquisition before any insurance regulatory authority whose approval was required.

On February 28, 1989, the Board of Directors unanimously approved (with two directors absent) a Non-Employee Directors' Retirement Plan ("Directors' Retirement Plan"). Under the terms of the Directors' Retirement Plan only non-employee directors with at least five years of Board service and who are at least age 65 are eligible to participate. Benefits payable on retirement from the Board will equal 5% of the director's last annual retainer multiplied by the number of years of Board service (not to exceed 100%). Directors serving on February 28, 1989 received credit for prior years of service as a director of USLIFE. Payments are made for a period of years equal to the number of years of Board service up to a maximum of ten. Retirement benefits cease upon the death of a director. The Corporation, to meet its obligations under the Directors' Retirement Plan, including any increases in accrued benefits resulting from a Change in Control, entered into a trust agreement with Manufacturers Hanover Trust Company, the predecessor to Chemical Bank, on September 25, 1990. Upon a Change in Control this trust may be funded with Corporation funds or a standby letter of credit with a bank, currently in the amount of $1,000,000. Notwithstanding the establishment of the trust, the Corporation continues to

                                                                  20
- --------------------------------------------------------------------------------
be primarily liable for the benefits payable under the Directors' Retirement
Plan and will be obligated to make such payments to the extent the trust does not.

In 1992, the non-employee directors' Group Life Insurance benefit was modified so that upon retirement the $50,000 coverage is reduced to $45,000 and remains at that level for the first year of retirement, thereafter declining $5,000 a year in the next four years to a minimum of $25,000 in the fifth retirement year, with said minimum $25,000 coverage to continue for the director's lifetime.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following tables set forth information concerning all compensation paid to the Chief Executive Officer and each of the four most highly compensated executive officers of the Corporation during the 1992, 1993 and 1994 fiscal years for services rendered in all capacities to the Corporation and its subsidiaries.

SUMMARY COMPENSATION TABLE

                                                                              Long Term Compensation
                                                                         ---------------------------------
                                            Annual Compensation                  Awards            Payouts
                                        ----------------------------     -----------------------   -------

                                                                         Restricted   Securities
                                                                         Stock        Underlying   LTIP      All Other
                                                                         Award(s)     Options/     Payouts   Compensation
                                        Year   Salary($)   Bonus($)      ($)(1)       SARs(#)      ($)(2)    ($)(3)
     Name and Principal Position        ---    -----       -----         ------       -------      -----     ---------
- --------------------------------------
Gordon E. Crosby, Jr..................  1994   1,014,615   1,429,000(5)     --           --          --         222,148
 Chairman of the Board, President       1993     868,846     580,000        90,995      30,000      16,125      199,923
   and Chief Executive Officer (4)      1992     777,731     510,000        --          22,500     616,750      161,608
William A. Simpson....................  1994     440,000     168,200        --           --          --          18,398
 President and Chief Operating          1993     424,615      --            98,741       8,500       --           9,479
   Officer--Life Insurance Division     1992     400,000      20,000        --           7,500       --           9,163
   (6)
Greer F. Henderson....................  1994     502,500     172,000        --           --          --          22,126
 Vice Chairman--                        1993     442,692      25,000        --          12,000       7,740       13,199
   Chief Financial Officer              1992     408,077      --            --           9,000     296,040       12,850
Richard J. Chouinard..................  1994     375,000     145,000        --           --          --          18,348
 Chief Investment Officer               1993     348,077      --           243,750      10,000       4,193       12,934
                                        1992     296,969      20,000        --           5,625     160,355       12,442
Christopher S. Ruisi..................  1994     336,538     125,200        --           --          --          12,013
 Vice Chairman--Chief                   1993     308,846      --            40,300      10,000       2,258        7,311
   Administrative Officer               1992     264,615      --            --           5,250      86,345        6,925

- ---------------

Note: All stock and stock-based figures have been adjusted for the Corporation's
      3-for-2 split on its common stock effective December 1, 1992.

(footnotes on following page)

        21
- --------------------------------------------------------------------------------

(1) The number and market value of the aggregate restricted stock holdings of the named executive officers at December 31, 1994 were: Mr. Crosby -- 65,382 shares ($2,280,197); Mr. Simpson -- 1,934 shares ($67,448); Mr.
    Henderson -- 41,500 shares ($1,447,313); Mr. Chouinard -- 39,000 shares ($1,360,125); and Mr. Ruisi -- 31,611 shares ($1,102,434).

(2) In November, 1992, the Executive Compensation and Nominating Committee approved a recommendation to accelerate payment of the value of book units maturing on December 31, 1992 in anticipation of an increase in Federal income taxes in 1993. As a result, an estimated partial payment was made to unit holders in November, 1992 with the balance paid to participants in February, 1993.

(3) Amounts listed as All Other Compensation are attributable to: (a) mandatory distributions under the Corporation's Retirement Plan ("Retirement Plan"),
    (b) premiums paid by the Corporation for group life insurance ("life insurance"), and (c) deferred matching contributions by USLIFE under the Corporation's Employee Savings and Investment Plan ("SIP") and Supplemental Savings and Investment Plan ("SSIP"), as follows:

    Mr. Crosby        1994:   Retirement Plan   $ 151,291
                              Life Insurance    $  20,019    SIP:   $ 4,500    SSIP:   $ 46,338
                      1993:   Retirement Plan   $ 172,544
                              Life Insurance    $  20,304    SIP:   $ 7,075
                      1992:   Retirement Plan   $ 134,438
                              Life Insurance    $  20,304    SIP:   $ 6,866
    Mr. Simpson       1994:   Life Insurance    $   3,848    SIP:   $ 4,500    SSIP:   $ 10,050
                      1993:   Life Insurance    $   2,403    SIP:   $ 7,075
                      1992:   Life Insurance    $   2,298    SIP:   $ 6,866
    Mr. Henderson     1994:   Life Insurance    $   6,301    SIP:   $ 4,500    SSIP:   $ 11,325
                      1993:   Life Insurance    $   6,124    SIP:   $ 7,075
                      1992:   Life Insurance    $   5,984    SIP:   $ 6,866
    Mr. Chouinard     1994:   Life Insurance    $   5,898    SIP:   $ 4,500    SSIP:   $  7,950
                      1993:   Life Insurance    $   5,859    SIP:   $ 7,075
                      1992    Life Insurance    $   5,577    SIP:   $ 6,866
    Mr. Ruisi         1994:   Life Insurance    $   1,017    SIP:   $ 4,500    SSIP:   $  6,496
                      1993:   Life Insurance    $     235    SIP:   $ 7,075
                      1992:   Life Insurance    $      59    SIP:   $ 6,866

(4) Effective January 1, 1995, Mr. Crosby serves as Chairman of the Board and Chairman of the Executive Committee.

                                         (footnotes continued on following page)

                                                                  22
- --------------------------------------------------------------------------------

(5) $680,000 of Mr. Crosby's bonus was paid to him in 1994 pursuant to his employment agreement with the Corporation in respect of his performance in 1993 and the remaining $749,000 was paid to him in 1995 under the Corporation's Annual Incentive Plan based on the profitability of the Corporation's core individual lines of business in 1994 (See section entitled "Compensation Committee Report on Executive Compensation.") For 1995 and all subsequent years Mr. Crosby will only be eligible to receive a bonus under the Annual Incentive Plan.

(6) Effective January 1, 1995, Mr. Simpson serves as President and Chief Executive Officer.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES

                                                               Number of
                                                               Securities            Value of
                                                               Underlying            Unexercised
                                                               Unexercised           In-the-Money
                                                               Options/SARs at       Options/SARs at
                                                               Fiscal Year-End (#)   Fiscal Year-End ($)
                                                               ----------------      ----------------
                              Shares Acquired   Value          Exercisable/          Exercisable/
Name                          on Exercise (#)   Realized ($)   Unexercisable         Unexercisable
- -----                         --------------    ----------     -------------         --------------
Gordon E. Crosby, Jr........       11,744          111,842           148,304/             1,231,967/
                                                                      33,750                 65,160
William A. Simpson..........        1,516           16,072            15,135/               107,764/
                                                                      10,125                 21,720
Greer F. Henderson..........        4,500           56,250           119,750/             1,033,599/
                                                                      13,500                 26,064
Richard J. Chouinard........            0                0            28,187/               183,640/
                                                                      10,313                 16,293
Christopher S. Ruisi........        4,595           63,682            29,545/               203,166/
                                                                      10,125                 15,204

        23
- --------------------------------------------------------------------------------

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                                   Estimated Future
                                                                                   Payouts under
                                                                                   Non-Stock
                                                                                   Price-Based
                                                            Performance or         Plans (3)
                                    Number of               Other Period Until     ---------------
                                    Shares, Units or        Maturation or
Name                                Other Rights (#)(1)     Payout (2)             Target (#)
- -----                               ----------------        ---------------        -----------
Gordon E. Crosby, Jr..............         60,000                62 Months              60,000
                                            1,423                  3 Years               1,423
                                            2,490                  3 Years               2,490
William A. Simpson................            120                  3 Years                 120
                                              121                  3 Years                 121
                                              130                  3 Years                 130
Greer F. Henderson................         40,000                62 Months              40,000
                                            1,500                  3 Years               1,500
Richard J. Chouinard..............         35,000                62 Months              35,000
Christopher S. Ruisi..............         30,000                62 Months              30,000
                                              949                  3 Years                 949

- ---------------

(1) The number of shares represents shares of stock awarded under the USLIFE Restricted Stock Plan. Shares awarded under the Plan are subject to forfeiture in the event that, for any calendar year during the restricted period, the Company's earnings per share from continuing operations do not exceed the Company's threshold earnings per share as of the vesting date of the awards. Threshold earnings per share is defined as the average of the Company's earnings per share from continuing operations for the three preceding calendar years. Dividends for each calendar year paid on the Restricted Shares listed in the table above are held by the Company on account for the Plan participant until (a) the Executive Compensation and Nominating Committee certifies the attainment of the performance goal and
    (b) the shares begin to vest, and are subject to forfeiture in the event the performance goal is not met.

(2) The performance periods listed in the table above reflect the aggregate vesting period for each grant. Individual vesting periods, and the number of shares vesting at the end of each period, are as follows:

                                                                  24
- --------------------------------------------------------------------------------

    Mr. Crosby -- 60,000 shares awarded January 1, 1994 vest in 12,000 share increments on March 1, 1995, 1996, 1997, 1998 and 1999; 1,423 shares awarded July 1, 1994 vest 948 shares on July 1, 1996 and 475 shares on July 1, 1997; 2,490 shares awarded October 1, 1994 vest 1,660 shares on October 1, 1996 and 830 shares on October 1, 1997.

    Mr. Simpson -- 120 shares awarded April 1, 1994 vest in 40 share increments on April 1, 1995, 1996 and 1997; 121 shares awarded July 1, 1994 vest 80 shares on July 1, 1996 and 41 shares on July 1, 1997.

    Mr. Henderson -- 40,000 shares awarded January 1, 1994 vest in 8,000 share increments on March 1, 1995, 1996, 1997, 1998 and 1999; 1,500 shares awarded October 1, 1994 vest 1,000 shares on October 1, 1996 and 500 shares on October 1, 1997.

    Mr. Chouinard -- 35,000 shares awarded January 1, 1994 vest in 7,000 share increments on March 1, 1995, 1996, 1997, 1998 and 1999.

    Mr. Ruisi -- 30,000 shares awarded January 1, 1994 vest in 6,000 share increments on March 1, 1995, 1996, 1997, 1998 and 1999; 949 shares awarded July 1, 1994 vest 632 shares on July 1, 1996 and 317 shares on July 1, 1997.

(3) The Plan does not include thresholds or maximum payouts.

PENSION PLAN TABLE

The following table sets forth the estimated annual retirement benefits (exclusive of social security payments) payable to participants in the specified compensation and years-of-service categories, assuming continued active service until normal retirement age and assuming that the USLIFE Corporation Retirement Plan is in effect at such time. The Retirement Plan provides retirement benefits based upon the individual participant's years of service and final average annual earnings as defined by the Retirement Plan. Final average annual compensation is the average annual compensation (subject to the limitations described below) for the three highest complete consecutive calendar years prior to termination of employment. The Corporation, to meet its obligations under the Retirement Plan with respect to any increases in accrued benefits resulting from a Change in Control, entered into a trust agreement with Manufacturers Hanover Trust Company, the predecessor to Chemical Bank, on September 25, 1990. Upon a Change in Control this trust, commonly known as a "rabbi trust", may be funded with Corporation funds or a

        25
- --------------------------------------------------------------------------------
standby letter of credit with a bank, currently in the amount of $26,000,000. Notwithstanding the establishment of the trust, the Corporation continues to be liable for the benefits payable under the Retirement Plan and will be obligated to make such payments to the extent the trust does not.

                                          Years of Service
                 ------------------------------------------------------------------
Remuneration        15           20            25             30             35
- ------------     --------     --------     ----------     ----------     ----------
 $  300,000      $ 82,973     $114,380     $  145,788     $  177,196     $  208,603
    500,000       139,973      192,880        245,788        298,696        351,603
    700,000       196,973      271,380        345,788        420,196        494,603
    900,000       253,973      349,880        445,788        541,696        637,603
  1,100,000       310,973      428,380        545,788        663,196        780,603
  1,300,000       367,973      506,880        645,788        784,696        923,603
  1,500,000       424,973      585,380        745,788        906,196      1,066,603
  1,700,000       481,973      663,880        845,788      1,027,696      1,209,603
  1,900,000       538,973      742,380        945,788      1,149,196      1,352,603
  2,100,000       595,973      820,880      1,045,788      1,270,696      1,495,603
  2,300,000       652,973      899,380      1,145,788      1,392,196      1,638,603

The credited years of service for the Chief Executive Officer and each of the four most highly compensated executive officers are: G.E. Crosby, Jr., 35; W.A. Simpson, 4; G.F. Henderson, 19; R.J. Chouinard, 20 and C.S. Ruisi, 19.

The Internal Revenue Code of 1986, as amended, limits the maximum annual retirement benefits payable to a participant under the Retirement Plan. Currently, the limit is $120,000 per person. Annual retirement benefits in excess of such limit (and those attributable to compensation in excess of the annual limit referred to above) are provided under the USLIFE Corporation Supplemental Retirement Plan and not under the Retirement Plan. The benefits provided under the Corporation's Supplemental Retirement Plan are included in the amounts shown in the above table. Participation in the USLIFE Corporation Supplemental Retirement Plan is limited to certain highly compensated individuals, including the named executive officers. The Corporation, to meet its obligations under the Supplemental Retirement Plan, including any increases in accrued benefits resulting from a Change in Control, entered into a trust agreement with Manufacturers Hanover Trust Company, the predecessor to Chemical Bank, on September 25, 1990. Upon a Change in Control this

                                                                  26
- --------------------------------------------------------------------------------
trust, commonly known as a "rabbi trust", may be funded with Corporation funds or a standby letter of credit with a bank, currently in the amount of $45,000,000. Notwithstanding the establishment of the trust, the Corporation continues to be liable for the benefits payable under the Supplemental
Retirement Plan and will be obligated to make such payments to the extent the trust does not.

EMPLOYMENT AGREEMENTS

On April 1, 1989, Messrs. Crosby, Henderson and Ruisi entered into five-year employment contracts with the Corporation which provide for automatic one-year extensions thereafter occurring on each anniversary of the contract unless one party has given prior notice to the contrary. Effective April 16, 1990, Mr. Simpson entered into a similar contract with the Corporation. Effective May 1, 1994, the minimum annual compensation (and annual bonus, if applicable), as set forth in these employment contracts, was as follows: Mr. Crosby, $1,070,000; Mr. Simpson, $440,000 ($45,000); Mr. Henderson, $525,000 ($25,000) and Mr. Ruisi,
$340,000 ($30,000). In addition, these contracts provide for the payment of a bonus under the Annual Incentive Plan for Selected Key Officers of the Corporation ("Annual Incentive Plan"), which was approved by the shareholders at the May 17, 1994 Annual Meeting, if certain performance goals based on levels of income attributable to the Corporation's core life insurance businesses are satisfied, such bonus not to exceed 75% of base salary in the case of Mr. Crosby nor 40% of such salary in the case of Messrs. Simpson, Henderson and Ruisi. The term "base salary" is defined in these contracts as the officer's actual annual base salary in effect on January 1, 1994. On December 6, 1990, the Corporation established a trust with Manufacturers Hanover Trust Company, the predecessor to Chemical Bank, to make payments under these contracts in the event of a Change in Control. The trust, commonly known as a "rabbi trust", would be funded upon a Change in Control, by the Corporation or by a standby letter of credit entered into between the Corporation and a bank, currently in the amount of $16 million. Notwithstanding the establishment of the trust, the Corporation continues to be primarily liable for the benefits payable under the contracts and will be obligated to make such payments to the extent the trust does not.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Executive Compensation and Nominating Committee is currently composed of seven independent, non-affiliated Directors none of whom is or has ever been an officer or employee of the Corporation or any of its subsidiaries. In addition, the members of the

        27
- --------------------------------------------------------------------------------
Committee do not, and have never had, any relationship with the Corporation or its subsidiaries which, in the opinion of the Board of Directors, could interfere with their exercise of independent judgment as members of the Committee.

The Committee reviews, considers and recommends for approval by the Board management's recommendations as to the form and level of compensation for all officers of the Corporation and its subsidiaries whose annual salaries exceed $60,000. The Committee also develops and recommends for approval by the Board all compensation plans in which officers of the Corporation and its subsidiaries participate and provides salary and benefit guidance for all levels of management.

It is the Corporation's policy to continue to maintain to the extent practicable the tax deductible status of all compensation paid to its executive officers. Regulations under Section 162(m) of the Internal Revenue Code, as amended, (the "Code") generally disallow a tax deduction to public companies for compensation over one million dollars paid to a corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Under the Annual Incentive Plan, annual bonuses for the Chief Executive Officer and any other key officer who is selected by the Committee to participate in the plan are intended to qualify as performance-based compensation and will depend on the attainment of performance goals based on levels of income derived from the Corporation's core life insurance businesses.

At the May 17, 1994 Annual Meeting the shareholders approved certain amendments to the Corporation's Restricted Stock Plan, 1991 Stock Option Plan and Book Unit Plan which the Committee had adopted in order that the compensation derived from these plans and paid to the Chief Executive Officer and the other named executive officers would qualify for the exception to the Section 162(m) deduction limitation for performance-based compensation rather than to further enhance the compensation which they would otherwise receive. Pursuant to said
Section 162(m), the compensation committee that establishes the performance goals contained in these plans and under which bonuses and other compensation are paid to a company's chief executive officer and its other four most highly compensated executive officers must consist of at least two "outside directors". All members of the Committee are outside directors within the meaning of said
Section 162(m) and the regulations thereunder.

An agenda and supporting documentation were sent to Committee members in advance of each of the seven meetings held in 1994 to allow sufficient time for review and

                                                                  28
- --------------------------------------------------------------------------------
consideration. The compensation policies that apply to the Corporation's executive officers, including the executives named in this proxy statement, are outlined below. Important decisions made by the Committee during 1994, including decisions on the Chief Executive Officer's compensation, are also described.

The Corporation follows a policy of paying competitive base salaries that reflect the nature and scope of officers' responsibilities, individual performance evaluations, insurance industry pay practices and economic conditions. At the beginning of the year, management recommends an overall salary increase guideline for officers and individual officer salary increases. The Committee reviews the performance evaluations of all senior officers of the Corporation and the chief executive officer of each subsidiary. In addition, the Committee reviews life insurance industry executive compensation and salary practices using survey data from the Life Office Management Association, Sibson, Executive Compensation Service, William Mercer and Company as well as the proxy statements of various life insurance companies some of which are part of the Standard & Poor's Insurance Composite Index used in the Corporation's performance graph appearing on page 33 of this proxy statement. The proxy statements of the life insurance companies surveyed by the Committee but not included in the Standard & Poor's Insurance Composite Index were chosen because the size and product mix of these companies are similar to those of the Corporation. The Committee uses the survey data to establish general parameters for evaluating management's proposed compensation recommendations, basing its target compensation on the median of such survey data. The Committee also annually reviews existing employment agreements with executive officers and recommends to the Board whether the agreements should be renewed or modified. (See section entitled "Employment Agreements".)

In 1994, based primarily on the increase in 1993 in "normalized operating income" (excluding certain one-time accounting and receivables charges) over the prior year, the increase in earnings per share for such period and the increase in individual life pre-tax earnings for said period, the Committee recommended an overall salary increase guideline of 5% for officers. Salary increases recommended for individual officers, including the named executive officers, were higher or lower than this guideline, depending on their individual performance appraisals which take into account, among other things, the officer's specific results achieved for the period, his or her strengths, all areas where there is an opportunity for improvement and the position relative to external pay practices. In evaluating the individual performance of each named executive officer, the Committee also took into account the Corporation's increase in assets in 1994 over the prior year, the

        29
- --------------------------------------------------------------------------------
increases in both life insurance in force and in individual annualized premiums for said period as well as the expense savings realized in 1993 over the prior year. In recommending a 17.58% salary increase in 1994 for the Chief Executive Officer of the Corporation which brought his salary to $1,070,000, as set forth in his employment agreement, the Committee considered the above-cited increases in the Corporation's financial performance, assigning approximately equal weight to each. The salary increases granted in 1994 to the named executive officers other than the Chief Executive Officer were on average approximately 6% less than the increase granted to the Chief Executive Officer that year. The employment agreements of all named executive officers who have such agreements with the Corporation were modified in 1994 to reflect their salary increases.
All existing employment agreements were continued according to their original provisions without modification, including the five-year term of the agreements, except as to any salary increase.

The Committee is responsible for selecting participants in the Annual Incentive Plan which is intended to provide an annual bonus to key officers of the Corporation tied to the profitability of the Corporation's core individual lines of business, including individual life and individual investment contracts. In 1994 the Committee approved certain financial performance targets related to income from the Corporation's core life insurance businesses in 1994 as well as a threshold amount with respect to such income which had to be achieved before a bonus could be paid to any participant in the Plan. Mr. Crosby and the other named executive officers were selected by the Committee to participate in the Annual Incentive Plan. The Committee retains discretion to award Mr. Crosby and any other participant in the Annual Incentive Plan a smaller bonus payment than that indicated by the Corporation's 1994 income or to make no award at all. Based on the fact that such income threshold and the targets in respect of such core life insurance businesses were both achieved in 1994 and after evaluating his performance in 1994, the Committee determined that Mr. Crosby should receive a bonus of $749,000 under the Annual Incentive Plan. Bonuses awarded to the other named executive officers were determined using similar criteria.

The Committee also administers the Corporation's long-term incentive program, consisting of restricted stock, stock options and book units. This program is designed to encourage executive officers to acquire and hold stock in the Corporation so as to align their interests with those of the shareholders. Awards of shares of restricted stock under the Corporation's Restricted Stock Plan, as amended, are intended to increase the total share holdings of executive officers and assist the Corporation in recruiting and retaining

                                                                  30
- --------------------------------------------------------------------------------
talented executives. Such awards of restricted stock are subject to certain restrictions against sale, transfer or pledge for a five-year period and twenty percent (20%) of the restricted shares become free of the restrictions at the end of each of the five calendar years comprising the applicable restricted period. In arriving at a decision to approve a restricted stock award to any executive officer under the Restricted Stock Plan as well as in determining the size of the award, the Committee considers the number of restricted stock awards previously granted to the individual and the aggregate number of restricted shares to be included in the then current award. In order that awards of restricted stock would comply with the requirements of Section 162(m) of the Code the shareholders approved an amendment to the Restricted Stock Plan at the May 17, 1994 Annual Meeting whereby no officer is eligible to receive an award for more than 75,000 restricted shares in the aggregate during any one-year period and any such award to the Chief Executive Officer or the other four most highly compensated executive officers is subject to forfeiture in the event that for any calendar year during the restricted period the Corporation's income from operations per share, before the impact of realized gains and losses and certain other items, does not exceed the average of the Corporation's income from operations per share, as so defined, for the three preceding calendar years.
Based on the foregoing criteria and his individual performance in 1994, the Committee approved an award of 60,000 restricted shares to Mr. Crosby in 1994, the vesting of such award being contingent on the Corporation's earnings per share performance. Vesting of restricted stock awards to the other named executive officers are also contingent on the Corporation's earnings per share performance over the next three years.

Under guidelines adopted by the Committee in 1993 to encourage executive officers to exercise stock options and to hold the acquired shares, corporate senior vice presidents and above as well as subsidiary chief executive officers receive one restricted share for every five shares purchased upon the exercise of an option if they pay for the option shares with previously-acquired shares. If the executive officer uses cash to pay for the option shares, he or she receives one restricted share for every three shares purchased upon the exercise of the option. Such additional restricted stock awards are subject to the approval of the Committee in each instance and are awarded pursuant to the terms of the Corporation's Restricted Stock Plan so that any awards to the Chief Executive Officer or the other four most highly compensated executive officers are also subject to forfeiture in the event that for any calendar year during their restricted period the Corporation's income from operations per share does not exceed the average of such income for the three preceding calendar years. The additional restricted stock vests over a three year period and there are additional forfeiture provisions if any of the shares received upon the option exercise are

        31
- --------------------------------------------------------------------------------
sold before completion of the three-year period. In 1994, based on such guidelines, the Committee approved two awards totaling 3,913 shares of such restricted stock to Mr. Crosby, the vesting of such awards being contingent on the Corporation's earnings per share performance. Vesting of restricted stock awards that were made to the other named executive officers in 1994 are also contingent on the Corporation's earnings per share performance over the next three years.

Book Unit awards are determined by taking into consideration the scope of the individual's responsibility as well as his or her annual salary. Book units have a five year performance period and units awarded prior to the amendments to the Corporation's Book Unit Plan described below accrue a value during the performance period equal to the sum of the cumulative increase in book value per share of the Corporation and cumulative dividends paid to shareholders. The ultimate value of the award is, therefore, linked directly to the Corporation's five-year earnings performance. Awards are paid in cash and officers are expected to use all or a portion of these proceeds to exercise stock options, pay taxes due on restricted stock and acquire additional shares in the open market.

At the May 17, 1994 Annual Meeting the shareholders approved certain amendments to the Corporation's Book Unit Plan which limit the number of book units that may be awarded to any one individual during any one-year period to no more than 75,000 and which provide that the value of book units will no longer include cumulative dividends paid to shareholders. Such amendments will permit the Corporation to continue the tax deduction for the compensation income generated upon the payment of a book unit award to the Chief Executive Officer and any other officer awarded book units who is among the four most highly compensated executive officers of the Corporation in accordance with Section 162(m) of the Code. No book units were awarded to any executive officers under the Corporation's Book Unit Plan, as amended, in 1994.

Stock option grants under the Corporation's 1991 Stock Option Plan, as amended, give officers the right to purchase, with certain restrictions, shares of the Corporation's common stock at a price equal to 100% of the stock's fair market value on the grant date. In arriving at a decision to approve an award of stock options to any executive officer, the Committee considers the value of the options at an assumed rate of future stock price appreciation, the total amount of options already outstanding or previously granted as well as the aggregate number of options to be included in the grants to all executive officers. The Committee also considers the number of shares owned by each individual officer as well as such factors as increases, if any, in normalized operating income, earnings per share or pre-tax earnings over the prior year.

                                                                  32
- --------------------------------------------------------------------------------

At the May 17, 1994 Annual Meeting, the shareholders approved an amendment to the Corporation's 1991 Stock Option Plan, as amended, which limits participation in the Plan to "key officers" of the Corporation as well as the number of options that may be granted thereunder to any one individual during any one-year period to no more than 75,000, thereby maintaining the tax-deductible status of the compensation income generated upon the exercise of options by the Chief Executive Officer and any other participating key officer who is among the other four most highly compensated executive officers in accordance with said Section 162(m). No stock options were awarded to any executive officers under the Corporation's 1991 Stock Option Plan, as amended, in 1994.

                Executive Compensation and Nominating Committee

          Robert L. Shafer,
          Chairman
                                                         Franklin R. Saul
          William J.
          Catacosinos
                                                         William G. Sharwell
          Austin L.
          D'Alton
                                                         Beryl W. Sprinkel
          Robert E. Grant
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                                There are none.

        33
- --------------------------------------------------------------------------------

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN FOR
            USLIFE, S&P 500 INDEX, AND S&P INSURANCE COMPOSITE INDEX

Set forth below is a line graph comparing USLIFE's cumulative total shareholder return on its common stock with the cumulative total return of the S&P Corporate
- -500 Stock Index and the S&P Insurance Composite Index for the period of five years commencing December 31, 1989. The example assumes an initial investment of $100 on December 31, 1989 and the reinvestment of all dividends.

USLIFE             $100      $65     $116     $136     $148     $140
S&P 500             100       97      126      135      149      150
S&P INSURANCE       100       89      118      141      151      153
INDEX

- ---------------

Note: The S&P Insurance Composite Index is currently composed of
      Jefferson-Pilot, Lincoln National, Providian Corp (new addition), Torchmark Corp, UNUM Corp (new addition), USLIFE, Aetna Life & Casualty, American Int'l Group, CIGNA Corp, Chubb Corp, Continental Corp, General Re Corp, SAFECO Corp, St. Paul Cos, and USF&G.

      Capital Holding Corp and CNA Financial are no longer included in the S&P Insurance Composite Index.

                                                                  34
- --------------------------------------------------------------------------------

      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In 1986, a condominium apartment was purchased in an arm's length transaction from The Landings, Ltd. by John W. Riehm, a director of the Corporation. The purchase price of $233,780 was financed by a $200,000 first mortgage loan from USLIFE Realty Corporation bearing an 8.5% interest rate for the initial 12-month period of the mortgage from the date of purchase, adjusted annually thereafter to a rate equal to the previous 12-month average of the United States 1-year Treasury bill rate plus 2.5%. As of February 1, 1995, the balance of the loan was $183,891, with an annual rate of interest of 7.25%. The purchase of this unit and its financing were on the same terms as were offered to all eligible buyers at the time of purchase.

      In 1988, Wesley E. Forte, Executive Vice President-General Counsel of the Corporation, purchased a condominium apartment in an arm's length transaction from The Landings, Ltd., on the same terms as it and other units were offered to the public. The purchase price of $160,000 was financed by a first mortgage loan in the amount of $144,072 from USLIFE Realty Corporation bearing an initial interest rate of 7.5%, adjustable annually thereafter to a rate equal to the then current United States 1-year Treasury bill rate plus 275 basis points. As of February 1, 1995, the balance of the loan was $56,656, with an annual rate of interest of 7.625%. As of February 3, 1995, the said $56,656 loan balance was retired. The financing terms of the unit were the same as were offered to all eligible buyers at the time of purchase.

      In 1994, the Corporation retained Goldman, Sachs & Co. as a financial advisor. Charles A. Davis, a director of the Corporation, is a senior director of Goldman, Sachs & Co. and was a partner at that firm at the time such arrangement was entered into.

      ITEM 2: RATIFICATION OF INDEPENDENT AUDITOR

      The Board of Directors, upon the recommendation of the Audit Committee, has appointed KPMG Peat Marwick LLP to serve as the Corporation's independent auditor for the year 1995, subject to ratification by the shareholders. This firm has audited the books of the Corporation for many years and is considered well qualified.

      A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to appropriate questions, and will have the opportunity to make a statement.

        35
- --------------------------------------------------------------------------------

      The affirmative vote of the holders of a majority of all outstanding shares of common and preferred stock entitled to vote at the meeting, voting as a single class, is required for the ratification of this proposal. Abstentions and broker non-votes will not be counted as having voted on this Item 2.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

      DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      The date by which proposals of shareholders intended to be presented at the 1996 Annual Meeting must be received at the Corporation's principal executive office for inclusion in its proxy statement and form of proxy relating to the meeting is December 12, 1995.

      MISCELLANEOUS

      As of a reasonable time prior to the mailing of this proxy statement, the Board of Directors knew of no other business to be presented at the Annual Meeting. Should any other business properly come before the meeting, the persons named in the proxy will act upon such matters in accordance with their best judgment.

      On September 25, 1990, the Board of Directors approved amendments to the Corporation's By-Laws. The amendments require a minimum of 60 days notice, prior to the Annual Meeting or any special meeting of shareholders, of either (i) a nomination of a director by a shareholder or (ii) any other shareholder proposal, in order for such nomination or proposal to be considered at said meeting. Shareholders nominating directors are also required to provide certain biographical information about nominees.

      The expense of preparing, assembling and mailing the notice of meeting, proxy statement and proxy will be paid by the Corporation. USLIFE has retained Georgeson & Company, Inc. to assist in the solicitation of proxies. The cost of such service is estimated at $12,000, plus reasonable expenses. In addition, directors, officers and employees of the Corporation may, without additional compensation, solicit shareholders through personal contact or by telephone, telegraph or facsimile. The Corporation also reimburses banks, brokers, nominees and other fiduciaries for postage

                                                                  36
- --------------------------------------------------------------------------------
      and reasonable clerical expenses incurred by them in forwarding proxy material to the beneficial owners of USLIFE stock.

      Effective May 25, 1994, USLIFE renewed its Directors' and Officers' Liability Policy with Great American Insurance Company for an additional term of one year at a cost of $304,064. Also, effective May 25, 1994, USLIFE renewed its Excess Directors' and Officers' Liability Policy with National Union Fire Insurance Company for an additional one year term at a cost of $160,000. These policies insure the Corporation for any obligation it incurs to indemnify directors and officers under New York law, and insures directors and officers for losses incurred by them which may not be indemnified by the Corporation.

      The Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available without charge upon written request to the Vice Chairman-Chief Financial Officer, USLIFE Corporation, 125 Maiden Lane, New York, New York 10038.

      IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. SHAREHOLDERS ARE URGED TO PROMPTLY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE ACT TODAY!

      By order of the Board of Directors,

      Richard G. Hohn
                                          Senior Vice President --
                                          Investor Relations, Secretary &
                                          Counsel

New York, New York
April 11, 1995

                                       USLIFE CORPORATION
- --------------------------------------------------------------------------------

                                                 NOTICE OF ANNUAL
                                                 MEETING OF
                                                 SHAREHOLDERS
                                                 MAY 16, 1995

                                                 & PROXY STATEMENT

                                                    Gordon E. Crosby, Jr.
                 USLIFE CORPORATION                 Chairman of the Board
- -------------------------------------------------------------------------------
                 125 Maiden Lane
                 New York  New York  10038
                 212 709 6072


                            AN IMPORTANT REMINDER!
                              PLEASE VOTE TODAY!

May 2, 1995


Dear Fellow Shareholder:

The Annual Meeting of Shareholders of USLIFE Corporation is scheduled to be held in two short weeks. To date, we have not yet received your proxy for the meeting.

It is important that your shares are represented and voted at the meeting. Please take a moment now to sign, date and mail your proxy today.

On behalf of your Board of Directors, thank you for your cooperation.


Sincerely,



Gordon E. Crosby, Jr.

                                             Gordon E. Crosby, Jr.
   USLIFE CORPORATION                        Chairman of the Board
- -------------------------------------------------------------------------------
   125 Maiden Lane
   New York New York 10038
   212 709 6072

               AN IMPORTANT REMINDER TO ALL USLIFE CORPORATION
                   SAVINGS AND INVESTMENT PLAN PARTICIPANTS

May 2, 1995

Dear Fellow Employee:

As a participant in the USLIFE Corporation Savings and Investment Plan, you recently received your copy of the Corporation's Proxy Statement for the 1995 Annual Meeting of Shareholders. To date, Bankers Trust has not yet received your proxy for the meeting.

Plan Participants are entitled to direct Bankers Trust Company to vote on their behalf at the meeting. Simply use the enclosed form to provide Bankers Trust with your instructions.

You are urged to participate in this important decision making process. Please take a moment now to sign, date and mail your form in the enclosed envelope. And remember, if you own USLIFE stock directly, you must complete each proxy card you receive to ensure that all your shares are represented and voted at the meeting.

Sincerely,



Gordon E. Crosby, Jr.

USLIFE CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoints Gordon E. Crosby, Jr., William A. Simpson and Richard G. Hohn as Proxies, each with the power to act alone and to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common and preferred stock in USLIFE Corporation which the undersigned is entitled to vote as of March 31, 1995, the record date, at the Annual Meeting of Shareholders to be held on May 16, 1995 or any adjournment thereof.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE ``FOR'' PROPOSALS 1 AND 2.

1. ELECTION OF DIRECTORS.
    FOR all Nominees listed below           WITHHOLD AUTHORITY
    (except as marked to the                to vote for all Nominees
    contrary below)                / /      listed below               / /





   Kenneth Black, Jr., William J. Catacosinos, Gordon E. Crosby, Jr., Austin L. D'Alton, Charles A. Davis, John R. Galvin, Robert E. Grant, Robert H. Osborne, William A. Simpson


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

             ------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK AS
   INDEPENDENT AUDITOR OF THE CORPORATION.

                 / / FOR        / / AGAINST          / / ABSTAIN

                            (CONTINUED ON REVERSE)

(Common)         (Pfd. A)          (Pfd. B)

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
   UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

  This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

                                   Please sign exactly as name appears below.
                                   When shares are held by joint tenants,
                                   both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title.
                                   If a corporation, please sign in full
                                   the corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   ............................................
                                                    Signature

                                   ............................................
                                           Signature if held jointly

                                   Dated:................................, 1995


          PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE.

                              USLIFE CORPORATION                /X/ Please mark
                                                                    your votes
                                                                      as this
                                                                         1

  ------  --------------------       This Proxy when properly executed will be
  COMMON  DIVIDEND REINV. SHS.       voted in the manner directed herein by
                                     the undersigned shareholder. If no
                                     direction is made, the shares
                                     represented by this Proxy will be
                                     voted FOR the Nominees named in Item 1
                                     and FOR the Proposal referred to in Item 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

- -------------------------------------------------------------------------------
Item 1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:
Kenneth Black, Jr., William J. Catacosinos, Gordon E. Crosby, Jr.,
Austin L. D'Alton, Charles A. Davis, John R. Galvin, Robert E. Grant,
Robert H. Osborne, William A. Simpson


     FOR ALL          WITHHOLD               WITHHOLD FOR THE FOLLOWING ONLY
     NOMINEES         FOR ALL                (WRITE THE NAME OF THE NOMINEE(S)
                      NOMINEES                   IN THE SPACE BELOW)
        / /             / /
                                             ---------------------------------

- -------------------------------------------------------------------------------


Item 2. Proposal to ratify the appointment of       FOR      AGAINST     ABSTAIN
        KPMG Peat Marwick as independent            / /        / /         / /
        auditor of the Corporation.

- -------------------------------------------------------------------------------

Item 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

- -------------------------------------------------------------------------------
                 WILL ATTEND
                ANNUAL MEETING
                     / /

           COMMENTS/ADDRESS CHANGE -
               SEE REVERSE SIDE
                     / /
- -------------------------------------------------------------------------------

                                                 ---------------------------
                                                 PLEASE SIGN, DATE AND MAIL
                                                 YOUR PROXY CARD PROMPTLY!
                                                 ---------------------------

Signature(s)                                             Date
            ------------------------------------------       ----------------
NOTE: Please sign as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              USLIFE CORPORATION


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gordon E. Crosby, Jr., William A. Simpson and Richard G. Hohn as Proxies, each with the power to act alone and to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock in USLIFE Corporation which the undersigned is entitled to vote as of March 31, 1995, the record date, at the Annual Meeting of Shareholders to be held on May 16, 1995 or any adjournment thereof.



- --------------------------------------------------------
THIS SPACE IS PROVIDED FOR COMMENTS/ADDRESS CHANGE:
PLEASE MARK /X/ COMMENTS/ADDRESS BOX ON REVERSE

                                       THIS PROXY IS CONTINUED ON THE REVERSE.

                                             PLEASE SIGN ON THE REVERSE
                                                 AND RETURN PROMPTLY.

                              USLIFE CORPORATION                /X/ Please mark
                                                                    your votes
                                                                      as this
                                                                         2

  ----------  ----------             This Proxy when properly executed will be
    PFD. A      PFD.B                voted in the manner directed herein by
                                     the undersigned shareholder. If no
                                     direction is made, the shares
                                     represented by this Proxy will be
                                     voted FOR the Nominees named in Item 1
                                     and FOR the Proposal referred to in Item 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

- -------------------------------------------------------------------------------
Item 1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:
Kenneth Black, Jr., William J. Catacosinos, Gordon E. Crosby, Jr.,
Austin L. D'Alton, Charles A. Davis, John R. Galvin, Robert E. Grant,
Robert H. Osborne, William A. Simpson


     FOR ALL          WITHHOLD               WITHHOLD FOR THE FOLLOWING ONLY
     NOMINEES         FOR ALL                (WRITE THE NAME OF THE NOMINEE(S)
                      NOMINEES                   IN THE SPACE BELOW)
        / /             / /
                                             ---------------------------------

- -------------------------------------------------------------------------------


Item 2. Proposal to ratify the appointment of       FOR      AGAINST     ABSTAIN
        KPMG Peat Marwick as independent            / /        / /         / /
        auditor of the Corporation.

- -------------------------------------------------------------------------------

Item 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

- -------------------------------------------------------------------------------
                 WILL ATTEND
                ANNUAL MEETING
                     / /

           COMMENTS/ADDRESS CHANGE -
               SEE REVERSE SIDE
                     / /
- -------------------------------------------------------------------------------

                                                 ---------------------------
                                                 PLEASE SIGN, DATE AND MAIL
                                                 YOUR PROXY CARD PROMPTLY!
                                                 ---------------------------

Signature(s)                                             Date
            ------------------------------------------       ----------------
NOTE: Please sign as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              USLIFE CORPORATION


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gordon E. Crosby, Jr., William A. Simpson and Richard G. Hohn as Proxies, each with the power to act alone and to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of preferred stock in USLIFE Corporation which the undersigned is entitled to vote as of March 31, 1995, the record date, at the Annual Meeting of Shareholders to be held on May 16, 1995 or any adjournment thereof.



- --------------------------------------------------------
THIS SPACE IS PROVIDED FOR COMMENTS/ADDRESS CHANGE:
PLEASE MARK /X/ COMMENTS/ADDRESS BOX ON REVERSE

                                       THIS PROXY IS CONTINUED ON THE REVERSE.

                                             PLEASE SIGN ON THE REVERSE
                                                 AND RETURN PROMPTLY.